                                                                   EXHIBIT 99.27

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                  COLLECTION PERIOD           27
SERVICER REPORT DATE: 10-Jan-02                   BEGINNING:            1-Dec-01
DISTRIBUTION DATE:    15-Jan-02                   ENDING:              31-Dec-01

                         ORIG PRINCIPAL       BEG PRINCIPAL        PRINCIPAL
                             BALANCE             BALANCE          DISTRIBUTION
--------------------------------------------------------------------------------
     CLASS A-1 NOTES   $   125,000,000.00  $             0.00                   -
     CLASS A-2 NOTES   $   314,000,000.00  $             0.00  $             0.00
     CLASS A-3 NOTES   $   196,000,000.00  $    82,949,165.05  $    14,230,611.88
     CLASS A-4 NOTES   $   151,800,000.00  $   151,800,000.00  $             0.00
---------------------------------------------------------------------------------
     NOTE TOTALS       $   786,800,000.00  $   234,749,165.05  $    14,230,611.88
---------------------------------------------------------------------------------

                            INTEREST              TOTAL          END PRINCIPAL
                        DISTRIBUTION (*)      DISTRIBUTION          BALANCE
--------------------------------------------------------------------------------
     CLASS A-1 NOTES   $             0.00                   -  $             0.00
     CLASS A-2 NOTES   $             0.00                   -  $             0.00
     CLASS A-3 NOTES   $       466,589.05       14,697,200.93  $    68,718,553.17
     CLASS A-4 NOTES   $       877,910.00          877,910.00  $   151,800,000.00
---------------------------------------------------------------------------------
     NOTE TOTALS       $     1,344,499.05  $    15,575,110.93  $   220,518,553.17
---------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                         PRINCIPAL      INTEREST    END PRINCIPAL
                       DISTRIBUTION   DISTRIBUTION      BALANCE
------------------------------------------------------------------
     CLASS A-1 NOTES              -              -               -
     CLASS A-2 NOTES              -              -               -
     CLASS A-3 NOTES    72.60516265     2.38055639    350.60486311
     CLASS A-4 NOTES              -     5.78333333  1,000.00000000
------------------------------------------------------------------
       NOTE TOTALS      72.60516265     8.16388973  1,350.60486311
------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                  COLLECTION PERIOD           27
SERVICER RPT DATE: 10-Jan-02                      BEGINNING:            1-Dec-01
DISTRIBUTION DATE: 15-Jan-02                      ENDING:              31-Dec-01

I.     NOTE DISTRIBUTABLE AMOUNTS

                    Principal          Interest          Total        Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
                -------------------------------------------------------------------------------------------------------------------
     CLASS A-1  $               -  $             -  $              -  $                 -  $                -  $                  -
     CLASS A-2  $               -  $             -  $              -  $                 -  $                -  $                  -
     CLASS A-3  $   14,230,611.88  $    466,589.05  $  14,697,200.93  $       72.60516265  $       2.38055639  $        74.98571905
     CLASS A-4  $               -  $    877,910.00  $     877,910.00  $                 -  $       5.78333333  $         5.78333333
                -------------------------------------------------------------------------------------------------------------------
       TOTAL    $   14,230,611.88  $  1,344,499.05  $  15,575,110.93  $       72.60516265  $       8.16388973  $        80.76905238

II.    Pool Balance at the end of the Collection Period                                                        $     228,464,763.87

III.   Insurance Premium                                                                                       $          37,672.00

IV.    Spread Account Balance
       (A)    Balance after Deposits/Withdrawals for prior Distribution Date                                   $       7,280,861.27
       (B)    Balance after Deposits/Withdrawals for current Distribution Date                                 $       7,152,266.37

V.     Spread Account Required Amount                                                                          $       6,853,942.92

VI.    Spread Account Withdrawals
       (A)    Withdrawal to make required payments under 4.03                                                             ($140,107)
       (B)    Withdrawal to reimburse Preference Amounts (to Insurer)                                          $                  0

VII.   Servicing Fee                                                                                                     294,668.67

VIII.  Owner Trustee Fees not paid by Servicer or from Available Funds                                         $                  0

IX.    Indenture Trustee Fees not paid by Servicer or from Available Funds                                     $                  0

X.     Available Funds                                                                                         $      15,907,451.60

XI.    Insured Payment (if any)                                                                                $                  0

XII.   Note Principal and Interest Carryover Shortfalls

                              Note Principal        Note Interest
                           Carryover Shortfall   Carryover Shortfall    Total
                           ---------------------------------------------------
               CLASS A-1   $              0.00   $              0.00   $  0.00
               CLASS A-2   $              0.00   $              0.00   $  0.00
               CLASS A-3   $              0.00   $              0.00   $  0.00
               CLASS A-4   $              0.00   $              0.00   $  0.00
                           ---------------------------------------------------
                 TOTAL     $              0.00   $              0.00   $  0.00

XIII.  Change in Note Principal and Interest Carryover Shortfalls from Prior
       Period

                           Current Distribution Date   Prior Distribution Date
                                 Note Principal             Note Principal               Change in Note
                              Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
                           -----------------------------------------------------------------------------------
               CLASS A-1   $                    0.00   $                  0.00   $                        0.00
               CLASS A-2   $                    0.00   $                  0.00   $                        0.00
               CLASS A-3   $                    0.00   $                  0.00   $                        0.00
               CLASS A-4   $                    0.00   $                  0.00   $                        0.00
                           -----------------------------------------------------------------------------------
                 TOTAL     $                    0.00   $                  0.00   $                        0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                  COLLECTION PERIOD           27
SERVICER RPT DATE: 10-Jan-01                      BEGINNING:            1-Dec-01
DISTRIBUTION DATE: 15-Jan-01                      ENDING:              31-Dec-01

                              Prior Distribution Date   Current Distribution Date
                                   Note Interest              Note Interest                Change in Note
                                Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
                              ----------------------------------------------------------------------------------
               CLASS A-1      $                  0.00   $                    0.00   $                       0.00
               CLASS A-2      $                  0.00   $                    0.00   $                       0.00
               CLASS A-3      $                  0.00   $                    0.00   $                       0.00
               CLASS A-4      $                  0.00   $                    0.00   $                       0.00
                              ----------------------------------------------------------------------------------
                 TOTAL        $                  0.00   $                    0.00   $                       0.00

IX.    DELINQUENCY RATIO

          A.   Delinquency Statistics

                  Days               Outstanding     Past Due
               Delinquent   Units     Principal       Amount
               -------------------------------------------------
                 31- 60      1175     9,971,751.37    791,683.09
                 61- 90       199     1,634,122.31    200,015.18
                 91- 120       51       423,935.07     62,956.80
                  121+          0                -             -
               -------------------------------------------------
                 TOTAL      1,425    12,029,808.75  1,054,655.07

          B.   Delinquency Percentage

               (1) Principal balance of delinquent contracts between
                   30 and 120 days                                                                             $      12,029,808.75
               (2) Pool Principal Balance Beginning of Collection Period                                       $     242,695,375.75
               (3) Delinquency Percentage (Line 1/Line 2)                                                                      4.96%

                                                                                              Units                 Principal
                                                                                              -----            --------------------
X.     Principal Balance of repossessed Financed Vehicles in inventory                            -            $               0.00

XI.    Liquidation Proceeds received from Defaulted Contracts                                                  $         520,854.55

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Jan-02                      COLLECTION PERIOD           27
DISTRIBUTION DATE: 15-Jan-02                      BEGINNING:            1-Dec-01
                                                  ENDING:              31-Dec-01

I.     POOL BALANCE CALCULATION:

A.     Original Pool Balance                                                                                        794,746,210.70

B.     Beginning of Period Outstanding Pool Balance                                                                 242,695,375.75

C.     Monthly Principal Amounts

       (1)    Monthly Scheduled Payments                                                                              8,443,643.75
       (2)    Full Prepayments (excluding Purchased Receivables)                                                      4,637,532.18
       (3)    Defaulted Contracts during period                                                                       1,154,099.05
       (4)    Receivables becoming Purchased Receivables during period                                                           -
       (5)    Other Receivables adjustments                                                                              (4,663.10)

       Total  Monthly Principal Amounts                                                                              14,230,611.88

D.     Total Monthly Payments allocable to Interest                                                                   2,140,229.93

E.     End of period Outstanding Pool Balance                                                                       228,464,763.87

F.     Pool Factor                                                                                                        0.287469

II.    OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                          Class A-1  Class A-2     Class A-3        Class A-4
                                                          ---------  ---------  ---------------  ----------------
A.     Beginning of period Outstanding Principal Balance          -          -    82,949,165.05    151,800,000.00

B.     Noteholders' Principal Distributable Amount                -       0.00    14,230,611.88              0.00
C.     Noteholders' Interest Distributable Amount                 -          -       466,589.05        877,910.00
                                                          -------------------------------------------------------
D.     Note Distributable Amount                                  -          -    14,697,200.93        877,910.00
E.     Note Principal Carryover Shortfall                         0          0                0                 0
F.     Note Interest Carryover Shortfall                          0          0                0                 0
G.     Insured Payment                                            0          0                0                 0

H.     End of period Outstanding Principal Balance                -          -    68,718,553.17    151,800,000.00

III.   RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

       A.     Available Funds in Collection Account:

              (1)    Monthly Scheduled Payments on Receivables during period
                      (including partial prepays)
                     (a) Principal                                                                                    8,443,643.75
                     (b) Interest                                                                                     2,096,268.99
              (2)    Full Prepayments collected during period
                     (a) Principal                                                                                    4,460,449.92
                     (b) Interest                                                                                        41,131.95
              (3)    Net Liquidation Proceeds collected during period                                                   520,854.55
              (4)    Net Insurance Proceeds collected during period
                     (a) Principal                                                                                      177,082.26
                     (b) Interest                                                                                         2,828.99
              (5)    Purchase Amounts deposited in Collection Account                                                            0
              (6)    Investment Earnings - Collection Account                                                            25,084.26

              Total Available Funds in Collection Account                                                            15,767,344.67

       B.     Available Funds in Payment Account:

              (1)    Available Funds transferred from Collection Account                                       $     15,767,344.67

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY DISTRIBUTION DATE STATEMENT

                                                  COLLECTION PERIOD           27
SERVICER RPT DATE: 10-Jan-02                      BEGINNING:            1-Dec-01
DISTRIBUTION DATE: 15-Jan-02                      ENDING:              31-Dec-01


              (2)    Amount withdrawn from Spread Account and deposited to
                     Payment Account                                                                           $        140,106.93
              (3)    Insured Payment deposited to Payment Account                                              $                 -

              Total Available Funds in Payment Account                                                         $     15,907,451.60

       C.     Distributions from Payment Account:

              (1)    Monthly Servicing Fee                                                                              294,668.67
              (2)    Unpaid Monthly Servicing Fee for Prior Collection Period                                                    0
              (3)    Owner Trustee Fees (if paid from Available Funds)                                                           0
              (4)    Indenture Trustee Fees (if paid from Available Funds)                                                       0
              (5)    Insurance Premium                                                                                   37,672.00
              (6)    Note Interest Distributable Amount
                        (a) Class A - 1                                                                                          -
                        (b) Class A - 2                                                                                          -
                        (c) Class A - 3                                                                                 466,589.05
                        (d) Class A - 4                                                                                 877,910.00
              (7)    Final Scheduled Distribution Date Note Principal
                     Distributable Amount
                        (a) Class A - 1                                                                                          0
                        (b) Class A - 2                                                                                          0
                        (c) Class A - 3                                                                                          0
                        (d) Class A - 4                                                                                          0
              (8)    Note Principal Distributable Amount
                        (a) Class A - 1                                                                                          -
                        (b) Class A - 2                                                                                          -
                        (c) Class A - 3                                                                              14,230,611.88
                        (d) Class A - 4                                                                                          -
              (9)    Reimbursement Amounts Owing to Insurer                                                                      0
              (10)   Spread Account Deposit (to increase to Required Amount)                                                     -
              (11)   Indenture or Owner Trustee Fees (not paid under C)                                                          0
              (12)   Re-Liening Expenses                                                                                         0
                     (To the extent not paid by Servicer)
              (13)   Transition Costs and Additional Servicing Fee to
                     Successor Servicer                                                                                          0
              (14)   After Servicer Default, remaining Available Funds
                     deposited in Note Distribution Account                                                                      0

              Total Distributions                                                                                    15,907,451.60

       D.     Excess Available Funds (or shortfall )                                                                             -

       E.     Remaining Available Funds to holder of Residual Interest
              Certificate                                                                                                        0

IV.    SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

              A.     Available Funds Transferred from Collection Account to
                     Payment Account                                                                           $     15,767,344.67
              B.     Distributions required under 4.03 (a)(i) through (vii)                                    $     15,907,451.60
              C.     Spread Account Deposit to Payment Account
                     (Min: $0 and Lines A-B)                                                                   $        140,106.93
              D.     Spread Account withdrawal required to reimburse Insurer
                     for Preference Amounts                                                                                      0

V.     SPREAD ACCOUNT BALANCE

              A.     Spread Account Balance After Deposit/Disbursements
                       (1) Beginning Spread Account Balance                                                    $      7,280,861.27
                       (2) Investment Income Deposited to Spread Account                                       $         11,512.03
                       (3) Withdrawal to make required payments under 4.03                                     $       (140,106.93)
                       (4) Withdrawal to reimburse Preference Amounts
                           (to Insurer)                                                                                          0
                       (5) Deposit to Spread Account after Disbursements                                       $                 -
                       (6) Spread Account Balance after Deposit/Disbursments                                   $      7,152,266.37

              B.     Spread Account Required Amount                                                            $      6,853,942.92

                       (1) 3% of Pool Balance                                                                  $      6,853,942.92

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                  COLLECTION PERIOD           27
SERVICER RPT DATE: 10-Jan-02                      BEGINNING:            1-Dec-01
DISTRIBUTION DATE: 15-Jan-02                      ENDING:              31-Dec-01


                         But in no event less than the lesser of (a) or (b)
                           (a) .5% of Original Pool Balance                                                    $      3,973,731.05
                           (b) Outstanding Principal Amount of All Notes                                       $    220,518,553.17

              C.     Excess Amount to Insurer for amounts owed under
                     Insurance Agreement (lines A - B)                                                                           0

              D.     Excess Amount to Holder of Residual Interest Certificate
                     (lines A - B - C)                                                                                  298,323.45

VI.    INSURED PAYMENTS

              A.     Available Funds Transferred from Collection Account to
                     Payment Account                                                                           $     15,767,344.67
              B.     Available Funds Transferred from Spread Account to
                     Payment Account                                                                           $           140,107
              C.     Note Interest Distributable Amount                                                               1,344,499.05
              D.     Guaranteed Note Principal Amount                                                          $                 0
              E.     Deficiency Amount                                                                         $                 -
                     (Min:(Lines A+B-C-D) and $0.00)                                                           $                 0
              F.     Preference Amount                                                                         $                 0
              G.     Insured Payment (lines E+F)                                                               $                 0

                           Note Principal         Note Interest
                      Carryover Shortfall   Carryover Shortfall     Total

        CLASS A-1     $              0.00   $              0.00   $  0.00
        CLASS A-2     $              0.00   $              0.00   $  0.00
        CLASS A-3     $              0.00   $              0.00   $  0.00
        CLASS A-4     $              0.00   $              0.00   $  0.00
        -----------------------------------------------------------------
          TOTAL       $              0.00   $              0.00   $  0.00

                      Current Distribution Date   Prior Distribution Date
                            Note Principal            Note Principal               Change in Note
                         Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall

        CLASS A-1     $                    0.00   $                  0.00   $                        0.00
        CLASS A-2     $                    0.00   $                  0.00   $                        0.00
        CLASS A-3     $                    0.00   $                  0.00   $                        0.00
        CLASS A-4     $                    0.00   $                  0.00   $                        0.00
        -------------------------------------------------------------------------------------------------
          TOTAL       $                    0.00   $                  0.00   $                        0.00

                      Current Distribution Date   Prior Distribution Date
                            Note Interest              Note Interest               Change in Note
                         Carryover Shortfall        Carryover Shortfall     Interest Carryover Shortfall

        CLASS A-1     $                    0.00   $                  0.00   $                       0.00
        CLASS A-2     $                    0.00   $                  0.00   $                       0.00
        CLASS A-3     $                    0.00   $                  0.00   $                       0.00
        CLASS A-4     $                    0.00   $                  0.00   $                       0.00
        ------------------------------------------------------------------------------------------------
          TOTAL       $                    0.00   $                  0.00   $                       0.00

VII.   CUMULATIVE NET INSURANCE PROCEEDS                                                                       $      9,250,554.18

VIII.  DELINQUENCY RATIO

              A.     Delinquency Statistics

                  Days                Outstanding    Past Due
               Delinquent   Units      Principal      Amount
               -------------------------------------------------
                 31- 60      1175     9,971,751.37    791,683.09
                 61- 90       199     1,634,122.31    200,015.18
                 91- 120       51       423,935.07     62,956.80
                  121+          0                -             -
               -------------------------------------------------
                 TOTAL      1,425    12,029,808.75  1,054,655.07

              B.     Delinquency Percentage

                     (1) Principal balance of delinquent contracts between
                         30 and 120 days                                                                       $     12,029,808.75
                     (2) Pool Principal Balance Beginning of Collection
                         Period                                                                                $    242,695,375.75
                     (3) Delinquency Percentage (Line 1/Line 2)                                                               4.96%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                  COLLECTION PERIOD           27
SERVICER RPT DATE: 10-Jan-02                      BEGINNING:            1-Dec-01
DISTRIBUTION DATE: 15-Jan-02                      ENDING:              31-Dec-01

IX.    CUMULATIVE NET LOSS RATIO


                     (1) Principal Balance of Defaulted Contracts in
                         current Collection Period                                                             $      1,154,099.05
                     (2) Cumulative Defaulted Contracts Including
                         Defaulted Contracts in current Collection Period                                      $     40,670,969.76
                     (3) Net Liquidation Proceeds collected during current
                         Collection Period                                                                     $        520,854.55
                     (4) Cumulative Net Liquidation Proceeds Including
                         Net Liquidation Proceeds in current Collection Period                                 $     19,779,672.95
                     (5) Original Pool Balance                                                                 $    794,746,210.70
                     (6) Cumulative Net Loss Rate (2) minus (4)
                          divided by (5)                                                                                     2.629%

X.     REPOSSESSED INVENTORY

                                                                                               Units                 Principal
                                                                                               -----           -------------------
                     A.  Principal Balance of repossessed
                         Financed Vehicles (beg.)                                                  0                             -
                     B.  Repossessed Financed Vehicles (Principal)                                             $      1,082,561.88
                     C.  Net Liquidation Proceeds on repossessed
                         Financed Vehicles (Prinicipal)                                                        $        520,854.55
                     D.  Realized losses on sale of repossessed
                         Financed Vehicles (Principal)                                                         $        561,707.33
                                                                                               -----           -------------------
                     E.  Principal Balance of repossessed Financed
                         Vehicles (A+B-C-D) (end.)                                                 0           $                 -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of January, 2002

                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer